CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the FMI Funds, Inc. hereby certifies, to such officer's knowledge, that the report on Form N-CSRS of the FMI Funds, Inc. for the period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of FMI Funds, Inc.

/s/ Ted D. Kellner
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Ted D. Kellner
Chief Executive Officer and
Chief Financial Officer
FMI Funds, Inc.

Dated:  May 4, 2006
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A signed original of this written statement required by Section 906 has been provided by the FMI Funds, Inc. and will be retained by the FMI Funds, Inc. and furnished to the SEC or its staff upon request.